Exhibit 10.1

EIGHTH AMENDMENT dated as of March 15, 2021 between HONDA CANADA FINANCE INC., a Canada corporation (the “Borrower”) and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent, for and on behalf of the Banks party to the Credit Agreement (as defined below) (the “Administrative Agent”).

WHEREAS, the Borrower, the Banks, the Administrative Agent, and the other Agents party thereto are party to a second amended and restated credit agreement dated as of March 24, 2014 (as amended pursuant to an amendment dated as of June 30, 2014, a second amendment dated as of March 13, 2015, a third amendment dated as of March 23, 2016, a fourth amendment dated as of March 23, 2017, a fifth amendment dated as of March 13, 2018, a sixth amendment dated as of March 12, 2019 and a seventh amendment dated as of March 19, 2020, collectively, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.11 of the Credit Agreement, the Borrower may request that the Commitment Termination Date of a Class be extended by one year; and

WHEREAS the Borrower has requested that the Tranche A Commitment Termination Date be extended and the Banks have agreed to such extension.

NOW THEREFORE IT IS AGREED:

Section 1 Defined Terms.

Capitalized terms used in this Amendment and not otherwise defined have the meanings specified in the Credit Agreement.

Section 2 Amendments.

(1)	The definition of “Tranche A Commitment Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting “March 25, 2021” and replacing it with “March 25, 2022”.

(2)	Section 2.4(d) of the Credit Agreement is hereby amended by inserting “, but subject to availability,” after “at the election of the Borrower” and before “after the Drawing Date”.

(3)	Section 8.4 of the Credit Agreement is hereby amended by deleting each reference to “March 31, 2019” and replacing it with “March 31, 2020”.

Section 3 Representations and Warranties.

To induce the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)	The Borrower is duly organized and validly existing as a corporation under the laws of Canada;

(b)

The execution, delivery and performance of this Amendment has been duly authorized by the Borrower by all necessary corporation action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law;

(c)

The execution, delivery and performance of this Amendment by the Borrower and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Borrower is a party or by which it is bound; nor result in or require the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Borrower of any Governmental Authority having jurisdiction over the Borrower or its properties; which breach, default, conflict, Lien or violation would have a Material Adverse Effect; and

(d)

The Credit Agreement, as amended pursuant hereto, remains in full force and effect, unamended, and is enforceable against the Borrower in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

Section 4 Reference to and Effect on the Credit Agreement.

Upon this Amendment becoming effective, each reference in the Credit Agreement to “this Agreement” and each reference to the Credit Agreement in the other Credit Documents and any and all other agreements, documents and instruments delivered by any of the Banks, the Administrative Agent, the Credit Parties or any other Person shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

Section 5 Costs and Expenses.

The Borrower agrees to reimburse the Administrative Agent and the Banks for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel to the Administrative Agent, in connection with this Amendment and the other documents executed in connection herewith.

Section 6 Effectiveness.

This Amendment shall become effective upon the following conditions precedent being satisfied:

(a)	duly executed signature pages for this Amendment signed by the Borrower and the Administrative Agent shall have been delivered to the Administrative Agent;

(b)

the Administrative Agent shall have received an Officer’s Certificate in form and substance satisfactory to the Agent to the effect that since the date of the most recent audited financial statements furnished to the Banks pursuant to Section 9.1 of the Credit Agreement, there has occurred no material adverse change in the business, operations, business prospects or financial condition of the Borrower and its Subsidiaries, taken as a whole; as of the date of said certificate, no Default has occurred or is continuing or will result from extending the Tranche A Commitment Termination Date; and, as of the date of said certificate, the representations and warranties made by the Borrower in Section 8 of the Credit Agreement (excluding Section 8.4(b)) are true and correct with the same force and effect as if made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date); and

(c)	the Administrative Agent shall have received, for the benefit of the Banks, a commitment fee equal to 0.02% of the Tranche A Commitments.

Section 7 Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Section 8 Counterparts.

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9 Severability; Headings Descriptive.

In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction shall not in any way be affected or impaired thereby. The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

HONDA CANADA FINANCE INC., as Borrower

By:	/s/ Yatendra Killer
Name: Yatendra Killer
Title: Vice President, Treasurer & Compliance Officer

By:	/s/ Tony Facciolo
Name: Tony Facciolo
Title: Vice President

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CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By:	/s/ Matthew Reis
Name: Matthew Reis
Title: Executive Director

By:	/s/ Jenny Milyutina
Name: Jenny Milyutina
Title: Director

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CANADIAN IMPERIAL BANK OF COMMERCE, as a Bank

By:	/s/ Matthew Reis
Name: Matthew Reis
Title: Executive Director

By:	/s/ Jenny Milyutina
Name: Jenny Milyutina
Title: Director

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BANK OF MONTREAL, as a Bank

By:	/s/ Matthew Brink
Name: Matthew Brink
Title: Director

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ROYAL BANK OF CANADA, as a Bank

By:	/s/ Chris Cowan
Name: Chris Cowan
Title: Authorized Signatory

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THE TORONTO-DOMINION BANK, as a Bank

By:	/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

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MUFG BANK, LTD., CANADA BRANCH, as a Bank

By:	/s/ Masashi Karino
	Name:	Masashi Karino
	Title:	Managing Director, Head of Japanese Corporate Banking (Canada)

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MIZUHO BANK LTD., CANADA BRANCH, as a Bank

By:	/s/ Ryo Shimada
Name: Ryo Shimada
Title: Managing Director, Canada

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THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Managing Director

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NATIONAL BANK OF CANADA, as a Bank

By:	/s/ David Sellitto
Name: David Sellitto
Title: Director

By:	/s/ David Torrey
Name: David Torrey
Title: Managing Director

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SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH, as a Bank

By:	/s/ Daisuke Tanaka
	Name:	Daisuke Tanaka
	Title:	Managing Director & Joint General Manager

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